STRATEGIC PARTNERS REAL ESTATE FUND

Prospectus and Statement of Additional Information dated
May 27, 2005

Supplement dated September 12, 2005


Effective on or about September 27, 2005, Principal Real
Estate Investors, LLC ("Principal") will join Wellington
Management Company, LLP ("Wellington Management"), as a subadviser to the Strategic Partners Real Estate Fund, formerly known as the Strategic Partners Real Estate
Securities Fund. Wellington and Principal will initially assume responsibility for managing approximately 90% and 10%, respectively, of the Fund's assets.

This supplement sets forth the changes to the prospectus and statement of additional information that will be effective with the addition of Principal on or about
September 27, 2005.

The following replaces the discussion in the section of the prospectus under "Risk/Return Summary," titled
"Investment Objectives and Principal Strategies."

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objectives are high current income and long-term growth of capital. This means we seek investments whose price will increase over time and which will pay the Fund dividends and other income. We normally invest at least 80% of the Fund's investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies, principally real estate investment trusts (REITs). We may invest more than 5% of the Fund's total assets in any one issuer.

While we make every effort to achieve our objectives, we can't guarantee success.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the equity-related securities of real estate companies.

The assets of the Fund are independently managed by two subadvisers under a multi-manager structure: Wellington
Management Company, LLP ("Wellington Management") and
Principal Real Estate Investors, LLC ("Principal") (each a "Subadviser"). Pursuant to the multi-manager structure, PI determines and allocates a portion of the Fund's assets to each of the Subadvisers. The allocations will be reviewed by PI periodically, and the allocations may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Wellington Management's approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities combined with a top-down analysis of the real estate market. At the individual security level, Wellington Management believes that real estate security performance is significantly impacted by the location of assets, constraints on supply within that location, and management's ability to add value through development, asset repositioning, and achieving operating economies of scale. Wellington Management uses intensive financial analysis and an evaluation of individual competitive position to identify securities with the most attractive characteristics. Wellington Management evaluates management's ability to increase shareholder value and manage risk. In addition, a top-down evaluation of real estate trends influences sector weights and regional diversification.

Principal's real estate securities portfolios are grounded in the view that equity investments represent long-term ownership stakes in operating businesses. Their investment philosophy is based on the basic premise that gaps arise between stock market prices and long-term economic worth. Principal utilizes in-depth fundamental research to identify these gaps and generate excess returns over time. Portfolio construction is primarily a bottom-up process, emphasizing fundamental research and individual stock selection. Using real estate stocks (primarily real estate investment trusts, or REITs), this Subadviser seeks to provide returns over a full market cycle comparable to those experienced by direct owners of commercial real estate.

The following replaces the discussion in the section of the prospectus under "How the Fund Invests-Investment Objectives and Policies" titled "Relative Valuation."

Although each Subadviser will follow the Fund's policy of investing, under normal circumstances, at least 80% of the Fund's assets in equity-related securities of real estate companies, principally REITs, each Subadviser expects to utilize different investment strategies to achieve the Fund's objective of high current income and long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers is summarized below:

Wellington Management uses a proprietary database that adjusts real estate stocks based on their portfolios, balance sheet, management and earnings prospects. Using this database, Wellington Management derives targeted valuations for real estate securities. Wellington Management then searches through the universe of real estate securities to hold only those stocks that they believe have the best long-term growth prospects. This group of stocks can change as economic conditions change both nationally and regionally. Wellington Management also sells stocks when they believe the security has priced in all of its future earnings growth potential relative to its peer group.

Principal uses in-depth fundamental research to identify
gaps that arise between stock market prices and long-term
economic worth and seeks to provide returns over a full
market cycle comparable to those experienced by direct
owners of commercial real estate.  Principal's management
style emphasizes high quality companies with above average
earnings that are trading at an attractive price. Security
selection is performed in a disciplined fashion, once the
team has conducted company research and studied a stock's
relative valuation.   This Subadviser gives each stock
in the coverage process an internally generated rating, which helps guide the portfolio construction process.
Corresponding with each stock rating is a recommended portfolio weighting range relative to the benchmark. The sale of a security is triggered by a rating reduction, which may be the result of one of two events: 1) either a deterioration of fundamentals or 2) a decline in the relative valuation.

The following supplements the discussion in the section of the prospectus titled "How the Fund Is Managed-Investment
Adviser."

Principal Real Estate Investors, LLC (Principal or a
subadviser) is a sub-adviser to the Fund.  Principal
Real Estate Investors is the dedicated
real estate group of Principal Global Investors' and
manages over $30 billion in commercial real estate assets.
Real estate capabilities include commercial mortgage-backed
securities, real estate equity securities and a broad range
of private market real estate equity and debt alternatives.
Principal Real Estate Investors is the fourth largest
institutional real estate manager in the United States
based on tax-exempt assets under management.   The firm's
greatest strength is its experienced staff and depth of resources, including over 170 real estate investment professionals. These professionals are supported by a large, diverse staff of specialized real estate administration and operations personnel.

The following supplements the discussion in the section of the prospectus titled "How the Fund Is Managed-
Portfolio Managers."

Kelly D. Rush, CFA, is the lead portfolio manager and heads the Principal Real Estate Equity Securities team. He is supported by three dedicated Real Estate Investment Trusts
(REIT) analysts.   He has served as a portfolio manager for
the Fund since September, 2005. Mr. Rush has over 18 years of experience in the real estate investment area. He has experience in both separate account and pooled fund management and has been managing real estate stock portfolios since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and in the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. Mr. Rush received an MBA in business administration and a bachelor's degree in finance from the University of Iowa.

PI has responsibility for all investment advisory services, supervises each Subadviser, and pays each Subadviser for its services.

Additional information about the portfolio managers concerning their compensation, other accounts that he manages and ownership of securities in the Fund may be found in the SAI under "Investment Advisory and Other Services - Additional
Information About the Portfolio Managers."

The following supplements the section of the Statement of Additional Information titled "Investment Advisory and Other
Services- Manager and Investment Adviser."

PI has entered into a Subadvisory Agreement with Principal Real Estate Investors, LLC ("Principal," and, along with Wellington Management, a "Subadviser") with respect to the portion of Fund assets advised by Principal. The Subadvisory Agreement provides that Principal furnish investment advisory services in connection with the management of the Fund. In connection therewith, Principal is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Principal's performance of such services. PI pays Principal at an annual rate of .50% of the Fund's average daily net assets. Principal began serving as a subadviser to the Fund in September 2005.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or Principal upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board at least annually in accordance with the requirements of the 1940 Act.

The following supplements the section of the Statement of Additional Information titled "Additional Information About the
Portfolio Manager."

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. This information is provided as of June 30, 2005.

Other Accounts Managed by Portfolio Manager. The table below identifies, for each Portfolio Manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.


Portfolio Manager	Registered 	Other Pooled 	Other
			Investment 	Investment 	Accounts
			Companies	Vehicles



Kelly Rush		2 Registered 	1 Unregistered  17 Other
			Mutual Funds 	Pooled 		Accounts with
			with $844.3 	Investment 	$172.8 million
			million in 	Vehicle with 	in total assets
			total assets 	$8,839,313 in 	under management.
			under 		assets under
			management.	management.








Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used by Principal to determine Portfolio Manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between the Portfolio Manager's management of the Fund's investments and investments in other accounts.

Principal is a member of Principal Global Investors ("Principal Global"), whose compensation policies and practices apply to Principal's Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

Incentive compensation for portfolio managers is directly aligned
with client objectives.   Relative investment performance versus
appropriate client benchmarks and peer groups are the dominant factor in determining incentive compensation. Additionally, measures of relative performance focus on longer term results
(1 yr, 3 yr and 5 yr comparisons) consistent with appropriate risk management. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.

The incentive compensation program for Principal's REIT team is well aligned with client goals and objectives. On average, two thirds of incentive compensation for portfolio managers and analysts is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results.
Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development.

In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.

Conflicts of Interest between the Strategic Partners Real Estate Fund and Other Accounts Sub-advised by Principal. The purpose of Principal's Code of Ethics ("Code") is to prevent conflicts of interest which may exist, or appear to exist, when officers, directors and employees of Principal Real Estate Investors
(PREI): - own or engage in transactions involving Securities
(as defined below) that are owned or are being purchased or sold or are being considered for purchase or sale for the accounts of clients of PREI; - own or engage in transactions involving
Principal mutual funds, Principal stock, and investments in the Principal 401k; or - undertake in other business activities outside of PREI which may cause, or appear to cause, conflicts of interest. Central to this Code is the principle that officers, directors and employees of PREI will adhere to the highest ethical standards and will act in accordance with the following fiduciary principles: - The duty at all times to place the interests of clients first; - The requirement that all personal securities transactions be conducted in such a manner as to be consistent with the code of ethics and to avoid any actual or potential conflict of interest or any abuse of an officer, director or employee's position of trust and responsibility; - The principle that investment adviser personnel should not take inappropriate advantage of their positions; - The fiduciary principle that information concerning the identity of security holdings and financial circumstances of clients is confidential; and - The principle that independence in the investment decision-making process is paramount. - The duty to comply with applicable federal and state securities laws. As part of this requirement for high ethical standards, officers, directors and employees are expected to conduct themselves in a manner, which does not: - defraud clients in any way; - mislead clients, including making a statement that omits material facts; - engage in any act, practice or course of conduct which operates or would operate as a fraud or deceit upon such client; - engage in any manipulative practice with respect to a client; or - engage in any manipulative practice with respect to securities, including price manipulation. PREI officers, directors and employees who fail to conform to the fiduciary standards stated in this Code will be subject to penalties including but not limited to reprimand, fines or termination of employment.

Portfolio Manager Securities Ownership. The table below identifies, for the Portfolio Manager, ownership of Fund securities by that Portfolio Manager.

Portfolio Manager	Ownership of Fund Securities
Kelly Rush		None


The following supplements Appendix II to the Statement of Additional Information titled "Proxy Voting Policies of
The Subadviser."

Principal Real Estate Investors, LLC ("Principal")

This serves as notice that our firm has retained Institutional
Shareholder Services (ISS) to act as the voting agent for the securities held in the account(s) noted above for which we have a fiduciary obligation to vote.

Please direct all ballots, meeting notices, and other proxy materials to ISS as follows:

ISS / #311 / Principal Global Investors, LLC
2099 Gaither Road
Suite 501
Rockville, MD 20850-4045

If By Fax:  ###-##-####

Important note: All proxy materials sent to ISS must include
ISS / #311 / Principal Global Investors, LLC in the address field, as this code expedites processing of our proxies at ISS. This mail code contains unique account related information and should be used to forward proxies only for the accounts specified above. Please continue to send all non-proxy materials directly to the usual recipients.

Please be advised that members of the ISS staff are authorized by our firm to contact you directly in the event that proxies for any of the above-noted accounts have not been received. We ask that you cooperate fully with the ISS staff to ensure that our ballots are voted in a timely manner.






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